UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2016
New Age Beverages Corporation
(State or other jurisdiction of incorporation)

Washington	333-193725	27-2432263
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

1700 East 68th Avenue, Denver, CO	80229
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 289-8655

____________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 21, 2016, Brent Willis, Chief Executive Officer of New Age Beverages Corporation (the "Company"), delivered a presentation at the Aegis Capital Corp. 2016 Growth Conference in Las Vegas, Nevada that included a written communication comprised of slides.  The slides from the presentation are attached hereto as Exhibit 99.1 The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1       Presentation material from the Aegis Capital Corp. 2016 Growth Conference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 NEW AGE BEVERAGES CORPORATION

Date:  September 21, 2016                                                                            /s/ Brent Willis
Brent Willis, Chief Executive Officer